SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

SINO-GLOBAL SHIPPING AMERICA, LTD.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies: _____

(2)	Aggregate number of securities to which transaction applies: _____

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): _____

(4)	Proposed maximum aggregate value of transaction: _____

(5)	Total fee paid: _____

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid: _____

(2)	Form, Schedule or Registration Statement No.: _____

(3)	Filing Party: _____

(4)	Date Filed: _____

Sino-Global Shipping America, Ltd.
136-56 39th Avenue, Room #305
Flushing, New York 11354

NOTICE OFFISCAL YEAR 2013 ANNUAL MEETING OF SHAREHOLDERS

April 19, 2013, at 11:00 a.m., Beijing time

To the shareholders of Sino-Global Shipping America, Ltd.:

It is my pleasure to invite you to attend our Fiscal Year 2013 Annual Meeting of Shareholders on April 19, 2013, at 11:00 a.m., Beijing time. The meeting will be held at the North Garden Hotel, 218-1 Wangfujing Street, Beijing 100006, People's Republic of China.

The matters to be acted upon at the meeting are as follows (as described more fully in the accompanying proxy statement:

(1)	To elect two Class III members of the Board of Directors, to serve a term expiring at the Annual Meeting of the Shareholders in 2016 or until their successors are duly elected and qualified;

(2)	To approve for the purposes of NASD Marketplace Rule 4350, the issuance of shares of common stock in excess of 20% of the number of outstanding shares of common stock on March 5, 2013;

(3)	To ratify the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2013;

(4)	To vote on an advisory, nonbinding resolution to approve the compensation of the Company's named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission;

(5)	To vote on an advisory, nonbinding resolution to approve the frequency of advisory votes on named executive officer compensation; and

(6)	To transact any other business properly coming before the meeting.

At the meeting, we will also report on the Company’s performance and operations during the fiscal year ended June 30, 2012 and respond to shareholder questions. A copy of our 2012 Annual Report on Form 10-K is enclosed.

You may vote if you were a shareholder of record on February 28, 2013. Your vote is very important. Whether or not you plan to attend the annual meeting of shareholders, we urge you to vote and submit your proxy by telephone, the internet or by mail. If you are a registered shareholder and attend the meeting, you may revoke your proxy and vote your shares in person. If you hold your shares through a bank or broker and want to vote your shares in person at the meeting, please contact your bank or broker to obtain a legal proxy. Thank you for your support.

Sincerely,

/s/ Apple Liang
Apple Liang
Secretary

This Notice and the Proxy Statement are first being mailed to shareholders on or about _____________________.

ABOUT THE 2013 ANNUAL MEETING OF SHAREHOLDERS

What am I voting on?

You will be voting on the following:

(1)	The election of two Class III members of the Board of Directors, to serve a term expiring at the Annual Meeting of Shareholders in 2016 or until their successors are duly elected and qualified;

(2)	The approval for the purposes of NASD Marketplace Rue 4350, the issuance of shares of common stock in excess of 20% of the number of outstanding shares of common stock on March 5, 2013;

(3)	The ratification of the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2013;

(4)

To vote on an advisory, nonbinding resolution to approve the compensation of the Company's named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission;

(5)	To vote on an advisory, nonbinding resolution to approve the frequency of advisory votes on named executive officer compensation; and

(6)	The transaction of any other business properly coming before the meeting.

Who is entitled to vote?

You may vote if you owned shares of the Company’s common stock as of the close of business on February 28, 2013. Each share of common stock is entitled to one vote. As of February 28, 2013, we had 2,903,841 shares of common stock outstanding.

How do I vote before the meeting?

If you are a registered shareholder, meaning that you hold your shares in certificate form, you have three voting options:

(1)	By Internet, which we encourage if you have Internet access, at the address shown on your proxy card;

(2)	By phone, at 1-800-652-VOTE or 8683 using any touch-tone telephone to transmit your voting instructions; or

(3)	By mail, by completing, signing and returning the enclosed proxy card.

If you hold your shares through an account with a bank or broker, your ability to vote by the Internet depends on their voting procedures. Please follow the directions that your bank or broker provides.

May I vote at the meeting?

If you are a registered shareholder, you may vote your shares at the meeting if you attend in person. If you hold your shares through an account with a bank or broker, please follow the directions provided to you by your bank or broker. If you wish to vote in person at the meeting, please contact your bank or broker to learn the procedures necessary to allow you to vote your shares in person. Even if you plan to attend the meeting, we encourage you to vote your shares by proxy. You may vote by proxy through the Internet, by telephone or by mail.

Can I change my mind after I return my proxy?

You may change your vote at any time before the polls close at the conclusion of voting at the meeting. You may do this by (1) signing another proxy card with a later date and returning it to us before the meeting, (2) voting again over the Internet prior to 11:59 p.m., Beijing time, on April 17, 2013, (3) voting again via the telephone prior to 11:59 p.m., Beijing time, on April 17, 2013, or (4) voting at the meeting if you are a registered shareholder or have obtained a legal proxy from your bank or broker.

What if I return my proxy card but do not provide voting instructions?

Proxies that are signed and returned but do not contain instructions will be voted in favor of Proposals 1, 2, 3, 4 and 5 and in accordance with the best judgment of the named proxies on any other matters properly brought before the meeting.

What does it mean if I receive more than one proxy card or instruction form?

It indicates that your shares are registered differently and are in more than one account. To ensure that all shares are voted, please either vote each account by telephone or on the Internet, or sign and return all proxy cards. We encourage you to register all your accounts in the same name and address. Those holding shares through a bank or broker should contact your bank or broker and request consolidation.

Will my shares be voted if I do not provide my proxy or instruction form?

If you are a registered shareholder and do not provide a proxy, you must attend the meeting in order to vote your shares. If you hold shares through an account with a bank or broker, your shares may be voted even if you do not provide voting instructions on your instruction form. Brokerage firms have the authority to vote shares for which their customers do not provide voting instructions on certain routine matters. The ratification of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2013 is considered a routine matter for which brokerage firms may vote without specific instructions. The other matters are not considered routine matters for which brokerage firms may vote without specific instructions. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. Shares that a broker is not authorized to vote are counted as “broker non-votes.”

How can I attend the meeting?

The meeting is open to all holders of the Company’s common stock as of February 28, 2013.

May shareholders ask questions at the meeting?

Yes. Representatives of the Company will answer questions of general interest at the end of the meeting.

How many votes must be present to hold the meeting?

Your shares are counted as present at the meeting if you attend the meeting and vote in person or if you properly return a proxy by Internet, telephone or mail. In order for us to conduct our meeting, a majority of our outstanding shares of common stock as of February 28, 2013 must be present in person or by proxy. This is referred to as a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum at the meeting.

2

How many votes are needed to approve the Company’s proposals?

Proposal 1. The nominees receiving the highest number of “For” votes will be elected as directors. This number is called a plurality. Shares not voted will have no impact on the election of directors. The proxy given will be voted “For” the nominee for director unless a properly executed proxy card is marked “Withhold” as to a particular nominee for director.

Proposal 2. The approval of the issuance of common stock in excess of the number of outstanding shares on March 5, 2013 and a related potential change of control requires that a majority of the votes cast at the meeting be voted “For” the proposal. The shares that would be issued to the new investor have not been issued and will thus not be voted to approve Proposal 2.

Proposal 3. The ratification of the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2013 requires that a majority of the votes cast at the meeting be voted “For” the proposal. A properly executed proxy card marked “Abstain” with respect to this proposal will not be voted.

Proposal 4. The advisory vote to approve executive officer compensation is advisory in nature and not binding on our Company. A vote “For” the proposal by a majority of the votes cast at the meeting would be considered an advisory approval of the proposed executive officer compensation. If a majority of shares do not vote in favor of the proposal, the Compensation Committee and Board of Directors will carefully consider the outcome when making future compensation decisions.

Proposal 5. The advisory vote to set the frequency of executive officer compensation votes is advisory in nature and not binding on our Company. The plurality of votes cast at the meeting for one, two or three years would be considered an advisory recommendation that executive officer compensation occur as frequently as recommended by such plurality. Although the vote is nonbinding and advisory, the Compensation Committee and Board of Directors will carefully consider the outcome when determining the frequency of shareholder votes on executive compensation.

3

Proposal One

Election Of Directors And Director Biographies

(Item 1 On The Proxy Card)

A brief biography of each Director in each Class follows. You are asked to vote for the nominees to serve as Class III members of the Board of Directors. The candidates for the Board have consented to serve if elected. The terms of the Class I member of the Board of Directors continue until 2014 and the terms of the Class II members of the Board of Directors continue until 2014.

Nominees for election as Class III members of the Board of Directors to serve a three year term expiring in 2016:

Wang Jing
Independent Director
Age — 64
Director since 2007

Mr. Wang joined our Board of Directors in 2007. Mr. Wang currently serves as Chief Economist to China Minsheng Banking Corp., Ltd. and has held this position since December 2002. Mr. Wang was a Chinese Project Advisor for the World Bank from 1990 until 1994. From 1998 through 2000, Mr. Wang was the vice director of Tianjin Security and Futures Supervision Office, in charge of initial public offerings and listing companies. Mr. Wang is an independent director for Tianjin Binhai Energy & Development Co. Ltd., (Shenzhen Stock Exchange: 000695); Tianjin Marine Shipping Co., Ltd. (Shanghai Stock Exchange: 600751); and ReneSola Company (London Stock Exchange: SOLA). Mr. Wang received a Bachelor degree in Economics from Tianjin University of Finance and Economics. Mr. Wang was chosen as a director because of his economics background and experience working with public companies.

Zhang Mingwei
Chief Financial Officer and Director
Age — 59
Director since 2007

Mr. Zhang has extensive knowledge and experience in accounting from the perspective as an academician and a practicing accountant. Mr. Zhang joined our company as its Chief Financial Officer and a Director in September 2007. From May 2001 until December 2007, Mr. Zhang was a partner in Baker Tilly China, an international public accounting firm. From July 1994 to June 2003, he served as a Lecturer at Monash University in Australia. Mr. Zhang received a Bachelor’s degree and a Master’s degree in Accounting from Tianjin University of Finance and Economics. He also received a Master’s degree in Commerce from The University of Newcastle. Mr. Zhang is a Certified Management Accountant in Australia. Mr. Zhang was chosen as a director because of his financial experience and because he is an experienced member of our management team with an in-depth awareness of our financial capabilities.

4

Class I member of the Board of Directors whose term continues to 2014:

Dennis O. Laing
Independent Director
Age — 66
Director since 2007

Mr. Laing joined our Board of Directors in 2007. Mr. Laing has practiced law in Richmond, Virginia for over 30 years. Mr. Laing’s law practice centers upon business and corporate law with a special interest in the energy, healthcare and technology sectors. Mr. Laing received a bachelor’s degree in government from the University of Virginia and a law degree from the University of Richmond. Mr. Laing currently serves as a director of eFuture Information Technology Inc., an enterprise solutions software and services company that is listed on the NASDAQ Capital Market and Recon Technology, Ltd., an oil and gas automation services company that is listed on the NASDAQ Capital Market. Mr. Laing has been chosen as a director because we believe his legal experience as well as his experience serving on the boards of other Chinese companies listed in the U.S. will be beneficial to the guidance of our company.

Class II members of the Board of Directors whose terms continue to 2015:

Cao Lei
Chief Executive Officer and Director
Age — 49
Director since 2001

Mr. Cao is our Chief Executive Officer and a Director. Mr. Cao founded Sino-Global Shipping Agency Ltd. (“Sino-China”) in 2001 and has been the Chief Executive Officer since that time. Mr. Cao has been Chief Executive officer of our company since its formation. Prior to founding Sino-China, Mr. Cao was a Chief Representative of Wagenborg-Lagenduk Scheepvaart BV, Holland, from 1992 – 1993, Director of the Penavico-Beijing’s shipping agency from 1987 through 1992, and a seaman for Cosco-Hong Kong from 1984 through 1987. Mr. Cao received his EMBA degree in 2009 from Shanghai Jiao Tong University. Mr. Cao was chosen as a director because he is the founder of our company and we believe his knowledge of our company and years of experience in our industry give him the ability to guide our company as a director.

Liu Tielang
Independent Director
Age — 53
Director since 2013

Dr. Liu, 53, currently serves as the vice president in charge of accounting and finance to China Sun-Trust Group Ltd. and has held this position since 2001. Dr. Liu was a financial controller for Huaxing Group Ltd from 1998 to 2001. From 1996 through 1998, he was the chief accountant of China Enterprise Consulting Co., Ltd. Before working in industry, Dr. Liu taught accounting and finance in a university for more than ten years and has published tens of books and articles. Dr. Liu is a CPA in China. He received a PhD, master and bachelor degrees from Tianjin University of Finance and Economics. Dr. Liu has been chosen to serve as a director because of his accounting and business knowledge and experience in working with Chinese companies.

5

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers has been convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors, or has been a party to any judicial or administrative proceeding during the past ten years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities or commodities laws, any laws respecting financial institutions or insurance companies, any law or regulation prohibiting mail or wire fraud in connection with any business entity or been subject to any disciplinary sanctions or orders imposed by a stock, commodities or derivatives exchange or other self-regulatory organization, except for matters that were dismissed without sanction or settlement. None of our directors, director nominees or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Board Leadership Structure

Mr. Cao Lei currently holds both the positions of Chief Executive Officer and Chairman of the Board. These two positions have not been consolidated into one position; Mr. Cao simply holds both positions at this time. The Board of Directors believes that Mr. Cao’s service as both Chief Executive Officer and Chairman of the Board is in the best interests of the Company and its shareholders. Mr. Cao possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing the Company and its business and is thus best positioned to develop agendas that ensure that the Board’s time and attention are focused on the most critical matters. His combined role enables decisive leadership, ensures clear accountability, and enhances the Company’s ability to communicate its message and strategy clearly and consistently to the Company’s shareholders, employees, customers and suppliers.

We do not have a lead independent director because of the foregoing reasons and also because we believe our independent directors are encouraged to freely voice their opinions on a relatively small company board. We believe this leadership structure is appropriate because we are a smaller reporting company as such we deem it appropriate to be able to benefit from the guidance of Mr. Cao as both our Chief Executive Officer and Chairman of the Board.

Risk Oversight

Our Board of Directors plays a significant role in our risk oversight. The Board of Directors makes all relevant Company decisions. As such, it is important for us to have our Chief Executive Officer serve on the Board as he plays a key role in the risk oversight of the Company. As a smaller reporting company with a small board of directors, we believe it is appropriate to have the involvement and input of all of our directors in risk oversight matters.

WE RECOMMEND THAT YOU VOTE FOR THE ELECTION OF THE
CLASS III NOMINEES TO THE BOARD OF DIRECTORS.

6

Proposal Two

Approval of Issuance of New Shares in Excess of 20% of Outstanding Shares of Common Stock as of March 5, 2013

(Item 3 On The Proxy Card)

What am I voting on?

On March 5, 2013 (the “Signing Date”), we entered into an agreement (the “Share Purchase Agreement”) with Zhang Zhong, a Chinese resident (the “Investor”), pursuant to which we agreed to issue 1,800,000 shares of our common stock, no par value per share (“Common Stock”) for a purchase price of $1.71 per-share, conditioned on prior receipt of shareholder approval. We refer to the proposed transaction as the “Issuance” and the shares to be issued to the Investor as the “New Shares”. If shareholders do not approve the Issuance, we will not issue any shares to the Investor under the Share Purchase Agreement. Notwithstanding the foregoing sentence, our Chief Executive Officer and Chief Financial Officer hold a majority of the shares of our Company, which would be sufficient to constitute a quorum for the meeting and to approve the Issuance. Both have advised that they presently intend to vote their respective shares to approve the Issuance.

The purchase price represents 95% of the 10 day trading average for our company’s stock closing price as of the Signing Date. The discount to the 10-day trading average was negotiated between the parties and is not intended to, nor should it be construed to, represent the intrinsic value of the Common Stock.

In order to demonstrate its willingness and ability to move forward promptly, the Investor has deposited the full purchase price in escrow with SunTrust Bank, which will serve as escrow agent (the “Escrow Agent”) in connection with the Issuance. At the same time, we have delivered to the Escrow Agent an instruction letter addressed to our transfer agent to issue the New Shares. The instruction letter is to be released to the transfer agent and the purchase price is to be released to us only upon receipt of shareholder approval of the Issuance. If we do not receive shareholder approval on or before May 25, 2013, the Escrow Agent will return the purchase price to the Investor and will return the instruction letter to us, and the New Shares will not be issued.

The Investor is a 90% shareholder in Tianjin Zhiyuan Investment Group Ltd (“Zhiyuan”), a company engaged in mineral import and export, chemical processing, environmental processing, manufacturing and real estate. In connection with the Share Purchase Agreement, the Investor has agreed to cause Zhiyuan to direct its affiliated companies to use our Company for their shipping service needs to the extent we are able to provide such services. The Investor has not promised to direct a specific amount of business to our Company, and we cannot guarantee that Zhiyuan will direct a significant amount of business to us, if any. Our Board of Directors has recommended approval of the Issuance based on the cash payment to be received for the purchase price of the New Shares and views the direction of business from Zhiyuan as an additional potential benefit to our Company.

7

We have entered into the Share Purchase Agreement and request shareholder approval of the Issuance for two primary reasons: (1) over the short term, the cash investment of $3,078,000 will help us return to compliance with NASDAQ Listing Rule 5550(b), which requires a minimum $2.5 million stockholders’ equity, $35 million market value of listed securities or $500,000 net income from continuing operations; and (2) over the longer term, we are hopeful that the Investor’s direction of business to our Company will position us to maintain ongoing compliance with Rule 5550(b).

Share Purchase Agreement and Escrow Agreement

Under the Share Purchase Agreement, we have agreed to issue the New Shares to the Investor within five (5) days after receipt of shareholder approval for an aggregate purchase price of $3,078,000 and the agreement to give our Company a right of first refusal to provide certain shipping services. Payment will be made by wiring the purchase price from the Escrow Agent, as the Investor has already deposited all such funds with the Escrow Agent in anticipation of closing. A copy of the Share Purchase Agreement is attached as an exhibit to this proxy statement.

The New Shares will bear the following restrictive legend, which reflects that the New Shares are not registered and may not be traded for a period of one (1) year after Issuance:

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE GOVEREND BY THAT CERTAIN SHARE PURCHASE AGREEMENT DATED MARCH 5, 2013 (THE “PURCHASE AGREEMENT”) AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED (A) IN COMPLIANCE WITH THE TERMS OF THE PURCHASE AGREEMENT, INCLUDING IN PARTICULAR THE RESTRICTION AGAINST SALE FOR A PERIOD OF ONE (1) YEAR AFTER RECEIPT OF THE SECURITIES AND (B) EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS.”

The Investor has agreed to use his position as controlling shareholder of Zhiyuan to cause Zhiyuan and all of its subsidiary and affiliated companies to use the Company for their shipping needs, as described in this paragraph. The Investor has granted to our Company a right of first refusal to provide agency services (which include but are not limited to ship management, shipping operation, shipping agency, forwarding and related services) for all commercial ships owned by Zhiyuan and bulk and other cargo to be delivered to or from Zhiyuan (regardless of ship owner), at any commercial port at which our Company, directly or in cooperation with business partners, provides agency services.

8

This list would include commercial ports in the People’s Republic of China, Australia, India, United States, South Africa, Canada, Brazil and any other location to which our Company may expand in the future. In the absence of any agreement to the contrary, the agency services would be provided at our ordinary pricing rates and terms. The right of first refusal would continue as long as the Investor (i) owns any shares of our Common Stock or holds any officer or director position at our company, directly or indirectly and (ii) controls or shares control of Zhiyuan or any of its subsidiaries or affiliates.

We cannot predict the total amount to be received from Zhiyuan from such direction of business. Because Zhiyuan is engaged in a variety of industries, the extent to which it directs business to our Company will depend, in large part on (1) economic trends affecting China, where the bulk of Zhiyuan’s operations occur, and the locations of its suppliers and customers, (2) economic trends in Zhiyuan’s industries and related industries, (3) Zhiyuan’s business performance, and (4) Zhiyuan’s performance under the right of first refusal. In the event Zhiyuan did not direct business to our Company for any reason, the total payment for the New Shares would be $1.71 per share, or $3,078,000 in the aggregate. Our Board of Directors has evaluated the Issuance based on this amount.

The Escrow Agreement, a copy of which is attached as an exhibit to this proxy statement, establishes a non-interest bearing escrow account with the Escrow Agent. The Investor delivered the full purchase price for the New Shares to be held in such account, and our Company has delivered an instruction letter authorizing and directing our transfer agent to issue the New Shares to the Investor upon notification that the shareholders of our Company have approved the Issuance. Until such notice has been delivered, our Company will not be entitled to receive any of the purchase price for the New Shares, and the Investor will not receive the New Shares. We have agreed to pay a fee of $3,000 to the Escrow Agent for serving as such, which will not be deducted from the purchase price in the event the Issuance does not occur for any reason. In the event of any dispute under the Escrow Agreement, the Escrow Agent may disburse the purchase price into court, suspend the performance of its obligations and petition a court for instructions about how to resolve the dispute.

What level of control does the Investor intend to exert on our Company?

We have been advised that the Investor has no present intention to manage our Company. Our current management will remain in position at present, and the Investor has not requested Board representation at this time. Notwithstanding the foregoing, upon issuance of the New Shares, the Investor would likely have sufficient voting power as a shareholder to influence the direction of our Company. Assuming completion of the Issuance and no exercise of outstanding options, the Investor would hold 1,800,000 shares, or approximately 38.27% of the issued and outstanding shares of Common Stock. If the Investor’s intention changed in the future, the Investor could be able to cause us to nominate one or more individuals to serve as directors of our Company. We would, of course, need to maintain a majority of independent directors in compliance with NASDAQ listing requirements, but our articles of incorporation and bylaws allow for us to maintain a Board of Directors with between five (5) and nine (9) directors. As a result, we would not need to seek shareholder approval to increase the number of individuals able to serve on our Board of Directors.

9

Why is Shareholder Approval required?

Our Common Stock is listed on the NASDAQ Capital Market, and, as a result, we are subject to the rules of The NASDAQ Stock Market. Under NASDAQ Marketplace Rule 4350(i)(1)(B) and 4350(i)(1)(D), respectively, shareholder approval must be sought when (a) the issuance or potential issuance will result in a change of control of our company or (b) in connection with a transaction other than a public offering involving the sale, issuance or potential issuance by us of our Common Stock equal to 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance for less than the greater of the book or market value of the Common Stock.

On March 5, 2013, the last trading day prior to the Signing Date, the market value of our Common Stock on the NASDAQ Capital Market was $1.80 per Ordinary Share. As noted above, the purchase price per share of the New Shares is $1.71, less than the market value on the Signing Date. Immediately prior to the Signing Date, 2,903,841 shares of our Common Stock were outstanding. Accordingly, under NASDAQ Marketplace Rule 4350(i)(1)(D), we are required to obtain shareholder approval before we can issue more than 580,768 shares of our Common Stock.

In addition, NASDAQ Marketplace Rule 4350(i)(1)(B) requires shareholder approval in connection with the issuance or potential issuance of securities that will result in a change of control of an issuer. In determining whether shareholder approval would be required, generally, NASDAQ interpretations provide that 20% ownership of the shares of an issuer by one person or group of affiliated persons is deemed to be control of such issuer. Accordingly, we are seeking shareholder approval at this time in advance of any such issuance of our Common Stock. Absent shareholder approval of this Proposal Two, we will not be able to complete the Issuance.

What Vote is Required for Approval?

The affirmative vote of a majority of the votes cast by all the shareholders entitled to vote for this proposal is required to approve the Issuance. A properly executed proxy marked “ABSTAIN” with respect to this proposal will be counted for purposes of determining whether a quorum exists. However, a proxy marked “ABSTAIN” will not be considered a vote cast. Accordingly, an abstention will have no effect on the approval of this proposal. As the New Shares have not been issued and NASDAQ rules would not allow in any event, the Investor will not be entitled to cast votes on this proposal with respect to such shares, and such shares will not be counted for purposes of determining whether a quorum exists with respect to this proposal.

Exhibits Relating to Proposal Two

All descriptions of the Share Purchase Agreement and Escrow Agreement are qualified in their entirety by reference to the forms thereof attached to this proxy statement as Exhibits A and B, respectively.

WE RECOMMEND A VOTE “FOR” THE APPROVAL
OF THE ISSUANCE OF ORDINARY SHARES IN EXCESS OF 20%
OF THE NUMBER OF SHARES OF COMMON STOCK ON MARCH 5, 2013 CONNECTION WITH THE ISSUANCE.

10

Proposal Three

Ratification Of The Appointment Of Friedman LLP

(Item 3 On The Proxy Card)

What am I voting on?

A proposal to ratify the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2013. The Audit Committee of the Board of Directors has appointed Friedman LLP to serve as the Company’s fiscal 2013 independent registered public accounting firm. Although the Company’s governing documents do not require the submission of this matter to shareholders, the Board of Directors considers it desirable that the appointment of Friedman LLP be ratified by shareholders.

What services does Friedman LLP provide?

Audit services provided by Friedman LLP for fiscal 2012 included the examination of the consolidated financial statements of the Company and services related to periodic filings made with the SEC. In addition, Friedman LLP provided certain services relating to the Company’s quarterly reports.

Will a representative of Friedman LLP be present at the meeting?

One or more representatives of Friedman LLP will be present at the meeting. The representatives will have an opportunity to make a statement if they desire and will be available to respond to questions from shareholders.

What if this proposal is not approved?

If the appointment of Friedman LLP is not ratified, the Audit Committee of the Board of Directors will reconsider the appointment.

WE RECOMMEND THAT YOU VOTE FOR THE RATIFICATION OF
FRIEDMAN LLP AS THE COMPANY’S FISCAL 2013 INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM.
11

Proposal Four

Advisory Vote to Approve Named Executive Officer Compensation

(Item 4 on the Proxy Card)

What am I voting on?
We are asking our shareholders to approve, on an advisory basis, the compensation of the Company’s Named Executive Officers for 2012 as disclosed in the Proxy Statement pursuant to the requirements of Item 402(m) through (q) of Regulation S-K. This advisory vote, which is sometimes referred to as a “say on pay” vote is required by Section 14A of the Securities and Exchange Act of 1934.

Is this vote binding on our Company?
As an advisory vote, this proposal is not binding upon our Company, the Board or the Compensation Committee and will not be construed as overruling a decision by our Company, the Board or the Compensation Committee or creating or implying any additional fiduciary duty for our Company, the Board or the Compensation Committee. However, the Compensation Committee and the Board value the opinions expressed by shareholders in their vote on this proposal and will continue to consider the outcome of the vote when making future compensation decisions regarding named executive officers.

How often will shareholders vote on named executive officer compensation?
Our current policy is to provide shareholders with an opportunity to approve the compensation of the named executive officers every year at the annual meeting of shareholders. It is expected that the next such vote will occur at the 2014 annual meeting of shareholders.

What vote is required to approve this proposal?
Approval of this Proposal Four requires the affirmative vote of a majority of the shares present or represented by proxy and voting at an Annual Meeting with quorum.

What are shareholders being asked to approve?
The Board of Directors is requesting your non-binding approval of the following resolution:

Resolved, that the shareholders approve, in a nonbinding vote, the compensation of the Company’s Named Executive Officers, as disclosed in this proxy statement.

What if this proposal is not approved?
Pursuant to Section 14A, this vote is advisory only, and accordingly, is not binding on the Company or on our Board of Directors. Although the vote is non-binding, the Compensation Committee and the Board of Directors will carefully consider the outcome of the vote when making future compensation decisions.

WE RECOMMEND THAT YOU VOTE IN FAVOR OF THE NONBINDING ADVISORY RESOLUTION APPROVING NAMED EXECUTIVE OFFICER COMPENSATION.

12

Proposal Five

Advisory Vote to Approve the Frequency of Advisory Votes on Executive Compensation

(Item 5 on the Proxy Card)

What am I voting on?
In addition to asking for advisory approval of the compensation of the Company’s named executive officers, we are asking our shareholders, under an SEC rule, to approve, on an advisory basis, the frequency of advisory votes on executive compensation. By voting on this resolution, shareholders may express their preference for an advisory vote on executive compensation every 1, 2 or 3 years.

The Board and the Compensation Committee have carefully considered the options and concluded that the Company would benefit from the additional shareholder input provided through annual votes on executive compensation; and they are therefore recommending that shareholders vote “one year” in advising on the frequency of votes on executive compensation.

What voting options do you have?
Shareholders may vote “every one year”, “every two years” or “every three years” on this Proposal Five. A vote of “every one year” would mean that the shareholder recommends that our Company request shareholder approval of Proposal Four every year. A vote of “every two years” would mean that the shareholder recommends that our Company request shareholder approval of Proposal Four every two years. A vote of “every three years” would mean that the shareholder recommends that our Company request shareholder approval of Proposal Four every three years.

Is this vote binding on our Company?
As an advisory vote, this proposal is not binding upon our Company, the Board or the Compensation Committee and will not be construed as overruling a decision by our Company, the Board or the Compensation Committee or creating or implying any additional fiduciary duty for our Company, the Board or the Compensation Committee. However, the Compensation Committee and the Board value the opinions expressed by shareholders in their vote on this proposal and will continue to consider the outcome of the vote when making future compensation decisions regarding the frequency of shareholder votes on named executive officer compensation.

What vote is required to approve this proposal?
Approval of this Proposal Five requires the affirmative vote of (i) a majority of the shares present or represented by proxy and voting at the Annual Meeting and (ii) a majority of the shares required to constitute the quorum.

What if this proposal is not approved?
Pursuant to Section 14A, this vote is advisory only, and accordingly, is not binding on the Company or on our Board of Directors. Although the vote is non-binding, the Compensation Committee and the Board of Directors will carefully consider the outcome of the vote when making future decisions about the frequency of votes on named executive officer compensation.

WE RECOMMEND THAT SHAREHOLDERS VOTE “EVERY ONE YEAR” IN ADVISING ON THE FREQUENCY OF SHAREHOLDER VOTES ON EXECUTIVE COMPENSATION.

13

Board of Directors and Corporate Governance Information

What if a nominee is unwilling or unable to serve?

Each of the nominees listed in the Proxy Statement has agreed to serve as a director, if elected. If for some unforeseen reason a nominee becomes unwilling or unable to serve, proxies will be voted for a substitute nominee selected by the Board of Directors.

How are directors compensated?

Non-employee directors are entitled to receive $4,500 per Board of Directors meeting attended. In addition, non-employee directors are entitled to receive compensation for their actual travel expenses for each Board of Directors meeting attended, not to exceed $6,000 per meeting or $12,000 per year per director.

How does the Board determine which directors are independent?

The Board of Directors reviews the independence of each director yearly. During this review, the Board of Directors considers transactions and relationships between each director (and his or her immediate family and affiliates) and the Company and its management to determine whether any such relationships or transactions are inconsistent with a determination that the director is independent in light of applicable law, listing standards and the Company’s director independence standards. The Company believes that it maintains a majority of independent directors who are deemed to be independent under the definition of independence provided by NASDAQ Listing Rule 5605(a)(2).

What role does the Corporate Governance Committee play in selecting nominees to the Board of Directors?

Two of the primary purposes of the Board’s Corporate Governance Committee are (i) to develop and implement policies and procedures that are intended to ensure that the Board of Directors will be appropriately constituted and organized to meet its fiduciary obligations to the Company and its shareholders and (ii) to identify individuals qualified to become members of the Board of Directors and to recommend to the Board of Directors the director nominees for the annual meeting of shareholders. The Corporate Governance Committee is also responsible for considering candidates for membership on the Board of Directors submitted by eligible shareholders. The Corporate Governance Committee’s charter is available on the Company’s website at www.sino-global.com and in print upon request. The Corporate Governance Committee of the Company’s Board of Directors was the only entity or person to nominate and/or recommend any of the director nominees.

Are the members of the Corporate Governance Committee independent?

Yes. All members of the Corporate Governance Committee have been determined to be independent by the Board of Directors.

14

How does the Corporate Governance Committee identify and evaluate nominees for director?

The Corporate Governance Committee considers candidates for nomination to the Board of Directors from a number of sources. Current members of the Board of Directors are considered for re-election unless they have notified the Company that they do not wish to stand for re-election. The Corporate Governance Committee also considers candidates recommended by current members of the Board of Directors, members of management or eligible shareholders. From time to time the Board may engage a firm to assist in identifying potential candidates, although the Company did not engage such a firm to identify any of the nominees for director proposed for election at the meeting.

The Corporate Governance Committee evaluates all candidates for director, regardless of the person or firm recommending such candidate, on the basis of the length and quality of their business experience, the applicability of such candidate’s experience to the Company and its business, the skills and perspectives such candidate would bring to the Board of Directors and the personality or “fit” of such candidate with existing members of the Board of Directors and management. The Corporate Governance Committee does not have a specific policy in place with regard to the consideration of diversity when identifying director nominees; however, the corporate governance committee does consider diversity of opinion and experience when nominating directors.

What are the Corporate Governance Committee’s policies and procedures for considering director candidates recommended by shareholders?

The Corporate Governance Committee will consider all candidates recommended by eligible shareholders. An eligible shareholder is a shareholder (or group of shareholders) who owns at least 5% of the Company’s outstanding shares and who has held such shares for at least one year as of the date of the recommendation. A shareholder wishing to recommend a candidate must submit the following documents to the Secretary of the Company at Sino-Global Shipping America, Ltd., 136-56 39th Avenue, Room #305, Flushing, New York 11354:

•	a recommendation that identifies the name and address of the shareholder and the person to be nominated;

•	documentation establishing that the shareholder making the recommendation is an eligible shareholder;

•	the written consent of the candidate to serve as a director of the Company, if elected;

•	a description of all arrangements between the shareholders and such nominee pursuant to which the nomination is to be made; and

•	such other information regarding the nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC.

Upon timely receipt of the required documents, the Company’s Secretary will determine whether the shareholder submitting the recommendation is an eligible shareholder based on such documents. If the shareholder is not an eligible shareholder, the Corporate Governance Committee may, but is not obligated to, evaluate the candidate and consider such candidate for nomination to the Board of Directors.

15

If the candidate is to be evaluated by the Corporate Governance Committee, the Secretary will request a detailed resume, an autobiographical statement explaining the candidate’s interest in serving as a director of the Company, a completed statement regarding conflicts of interest, and a waiver of liability for a background check from the candidate.

What are the minimum qualifications required to serve on the Company’s Board of Directors?

All members of the Board of Directors must possess the following minimum qualifications as determined by the Corporate Governance Committee:

•	A director must demonstrate integrity, accountability, informed judgment, financial literacy, creativity and vision;

•	A director must be prepared to represent the best interests of all Company shareholders, and not just one particular constituency;

•	A director must have a record of professional accomplishment in his or her chosen field; and

•	A director must be prepared and able to participate fully in Board activities, including membership on committees.

What other considerations does the Corporate Governance Committee consider?

The Corporate Governance Committee believes it is important to have directors from various backgrounds and professions in order to ensure that the Board of Directors has a wealth of experiences to inform its decisions. Consistent with this philosophy, in addition to the minimum standards set forth above, business and managerial experience and an understanding of financial statements and financial matters are very important.

How may shareholders communicate with the members of the Board of Directors?

Shareholders and others who are interested in communicating directly with members of the Board of Directors, including communication of concerns relating to accounting, internal accounting controls or audit matters, or fraud or unethical behavior, may do so by writing to the directors at the following address:

Name of Director or Directors
c/o Apple Liang, Secretary
Sino-Global Shipping America, Ltd.
136-56 39th Avenue, Room #305
Flushing, New York 11354

Does the Company have a Code of Conduct?

The Company has adopted a Code of Conduct, which is applicable to all directors, officers and associates of the Company, including the principal executive officer and the principal financial and accounting officer. The complete text of the Code of Conduct is available on the Company’s web site at www.sino-global.com and is also available in print upon request. The Company intends to post any amendments to or waivers from its Code of Conduct (to the extent applicable to the Company’s principal executive officer and principal financial and accounting officer) at this location on its web site.

16

How often did the Board meet in fiscal 2012?

The Board of Directors met a total of four times, at regular meetings, during fiscal 2012. The Compensation Committee, the Audit Committee and the Corporate Governance Committee each met one time during fiscal 2012. Each incumbent director attended all of the meetings of the Board of Directors and of the standing committees of which he or she was a member during fiscal 2012. The Board invites, but does not require, directors to attend the annual meeting of shareholders.

What are the committees of the Board?

During fiscal 2012, the Board of Directors had standing Audit, Corporate Governance, and Compensation Committees. The members of each of the Committees as of February 28, 2013, their principal functions and the number of meetings held during the fiscal year ended June 30, 2012 are shown below.

Compensation Committee

The members of the Compensation Committee are:

Dennis O. Laing
Liu Tielang
Wang Jing, Chiarman

The Compensation Committee held one meeting during the fiscal year ended June 30, 2012. The Compensation Committee’s charter is available on the Company’s website at www.sino-global.com and in print upon request. The Compensation Committee’s principal responsibilities include:

•	Making recommendations to the Board of Directors concerning executive management organization matters generally;

•	In the area of compensation and benefits, making recommendations to the Board of Directors concerning employees who are also directors of the Company, consult with the CEO on matters relating to other executive officers, and make recommendations to the Board of Directors concerning policies and procedures relating to executive officers; provided, however, that the Committee shall have full decision-making powers with respect to compensation for executive officers to the extent such compensation is intended to be performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code;

•	Making recommendations to the Board of Directors regarding all contracts of the Company with any officer for remuneration and benefits after termination of regular employment of such officer;

•	Making recommendations to the Board of Directors concerning policy matters relating to employee benefits and employee benefit plans, including incentive compensation plans and equity based plans; and

17

•	Administering the Company’s formal incentive compensation programs, including equity based plans.

The Compensation Committee may not delegate its authority to other persons. Similarly, the Compensation Committee has not engaged a compensation consultant to assist in the determination of executive compensation issues. While the Company’s executives will communicate with the Compensation Committee regarding executive compensation issues, the Company’s executive officers do not participate in any executive compensation decisions.

Audit Committee

The members of the Audit Committee are:

Dennis O. Laing
Liu Tielang, Chairman
Wang Jing

The Audit Committee held one meeting during the fiscal year ended June 30, 2012. The primary responsibility of the Audit Committee is to assist the Board of Directors in monitoring the integrity of the Company’s financial statements and the independence of its external auditors. The Company believes that each of the members of the Audit Committee is “independent” and that Dr. Liu qualifies as an “audit committee financial expert” in accordance with applicable NASDAQ Capital Market listing standards. In carrying out its responsibility, the Audit Committee undertakes to:

•	Review and recommend to the directors the independent auditors to be selected to audit the financial statement of the Company;

•	Meet with the independent auditors and management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors;

•	Review with the independent auditors and financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Company. The Committee elicits recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. The Committee emphasizes the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper;

•	Review the internal accounting function of the Company, the proposed audit plans for the coming year and the coordination of such plans with the Company’s independent auditors;

•	Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and contents of the financial statements to be presented to the shareholders;

18

•	Provide sufficient opportunity for the independent auditors to meet with the members of the Committee without members of management present. Among the items discussed in these meetings are the independent auditors’ evaluation of the Company’s financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit;

•	Review accounting and financial human resources and succession planning within the Company;

•	Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors; and

•	Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose, if, in its judgment, that is appropriate.

The Audit Committee has established procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls and auditing matters, including procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Corporate Governance Committee

The members of the Corporate Governance Committee are:

Dennis O. Laing, Chairman
Liu Tielang
Wang Jing

The Corporate Governance Committee had one meeting during the fiscal year ended June 30, 2012. All members of the Corporate Governance Committee are independent, as such term is defined by the NASDAQ Capital Market listing standards. The Corporate Governance Committee undertakes to:

•	Identify individuals qualified to become members of the Board of Directors and to make recommendations to the Board of Directors with respect to candidates for nomination for election at the next annual meeting of shareholders or at such other times when candidates surface and, in connection therewith, consider suggestions submitted by shareholders of the Company;

•	Determine and make recommendations to the Board of Directors with respect to the criteria to be used for selecting new members of the Board of Directors;

•	Oversee the process of evaluation of the performance of the Company’s Board of Directors and committees;

•	Make recommendations to the Board of Directors concerning the membership of committees of the Board and the chairpersons of the respective committees;

•	Make recommendations to the Board of Directors with respect to the remuneration paid and benefits provided to members of the Board in connection with their service on the Board or on its committees; and

•	Evaluate Board and committee tenure policies as well as policies covering the retirement or resignation of incumbent directors.

19

The Board of Directors has determined to provide a process by which shareholders may communicate with the Board as a whole, a Board committee or individual director. Shareholders wishing to communicate with the Board as a whole, a Board committee or an individual member may do so by sending a written communication addressed to the Board of Directors of the Company or to the committee or to an individual director, c/o Apple Liang, Secretary, Sino-Global Shipping America, Ltd., 136-56 39th Avenue, Room #305, Flushing, New York 11354. All communications will be compiled by the Secretary of the Company and submitted to the Board of Directors or the addressee not later than the next regular Board meeting.

Management—Business History of Executive Officers

For information as to the business history of our Chief Executive Officer Mr. Cao and our Chief Financial Officer Mr. Zhang, see the section “Proposal One: Election of Directors” elsewhere in this Proxy Statement.

Employment Agreements With The Company’s Named Executive Officers

Sino-China has employment agreements with each of Mr. Cao Lei and Mr. Zhang Mingwei. Both Mr. Cao’s and Mr. Zhang’s employment agreements provide for long-term employment, without a definite term. Under Chinese law, these employment agreements may only be terminated without cause and without penalty by providing notice of non-renewal one month prior to the date on which the employment agreement are scheduled to expire. If we fail to provide this notice or if we wish to terminate an employment agreement in the absence of cause, then we are obligated to pay the employee one month’s salary for each year we have employed the employee. We are, however, permitted to terminate an employee for cause without penalty to our company, where the employee has committed a crime or the employee’s actions or inactions have resulted in a material adverse effect to us.

Summary Compensation Table

The following table shows the annual compensation paid by us to Mr. Cao Lei, our Principal Executive Officer, and Mr. Zhang Mingwei, our Principal Accounting and Financial Officer, for the years ended June 30, 2012 and 2011. No other officer had a salary during either of the previous two years of more than $100,000.

Name	Year	Salary US$	Bonus US$	Securities- based compensation US$		All other compensation US$	Total US$
Cao Lei, Principal Executive Officer	2012	198,550	—	—	(1)	—	198,550
	2011	181,323	—	—	(1)	—	181,323
Zhang Mingwei, Principal Accounting and Financial Officer	2012	131,309	—	—	(1)	—	131,309
	2011	110,787	—	—	(1)	—	110,787

(1)	We granted each of Mr. Cao and Mr. Zhang options to purchase 36,000 shares of our common stock for $7.75 per share. We granted these options on May 20, 2008. Although we recognize $53,114 in compensation expense for these options as 7,200 options vested for each of Mr. Cao and Mr. Zhang in each of fiscal 2011 and 2012, changes in SEC disclosure requirements require us to disclose the grant date fair value of these shares. As the grant was made in fiscal 2008, the amount is not reflected in this summary compensation table.

20

Director Compensation(1)

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)(2)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Dennis Laing	4,500	0	0	0	0	0
Liu Tielang(3)	0	0	0	0	0	0	0
Wang Jing	4,500	0	0	0	0	0
Joseph Jhu(4)	4,500	0	0	0	0	0

(1)	This table does not include Mr. Cao Lei, our Principal Executive Officer, or Mr. Zhang Mingwei, our Principal Financial and Accounting Officer, who are both directors and named executive officers, because their compensation is fully reflected in the Summary Compensation Table.
(2)	We granted options to purchase 10,000 shares of our common stock to each of Mr. Dennis Laing, Mr. Wang Jing and Mr. Joseph Jhu on May 20, 2008. Although we recognized $15,500 for Mr. Dennis Laing and Mr. Wang Jing and $6,740 for Mr. Joseph Jhu in compensation expense such directors’ options in fiscal 2012, the grant date fair value was recognized in 2008 and 2010 and thus no value is reflected for the award in this table.
(3)	Mr. Liu Tielang became a director on January 31, 2013 and received no compensation during the year ended June 30, 2012.
(4)	Mr. Joseph Jhu resigned as a director on January 31, 2013.

Equity Compensation Plan Information

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved	128,000	$7.75	164,903
by security holders	10,000	$3.37
Equity compensation plans not approved by security holders	-	-	-
Total	138,000	$7.43	164,903

Outstanding Equity Awards at Fiscal Year-End

	Option Awards(1)
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date
(a)	(b)	(c)	(d)	(e)	(f)
Cao Lei, Principal Executive Officer	28,800	7,200	0	$7.75	May 19, 2018
Zhang Mingwei, Principal Accounting and Financial Officer	28,800	7,200	0	$7.75	May 19, 2018

(1)	Our Company has not made any stock awards. For this reason, we have excluded the following columns from this table: (g) Number of shares or units of stock that have not vested (#); (h) Market value of shares of units of stock that have not vested ($); (i) Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#); and (j) Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($).

Audit Committee Report And Fees Paid to Independent Registered Public Accounting Firm

Who served on the Audit Committee of the Board of Directors?

The members of the Audit Committee as of June 30, 2012 were Dennis O. Laing, Joseph Jhu and Wang Jing. Mr. Jhu resigned from the Board of Directors on January 31, 2013 and was replaced with Dr. Liu Tielang. Each member of the Audit Committee is independent under the rules of the SEC and the NASDAQ Capital Market. The Board of Directors has determined that Mr. Liu, who is an independent director, is an “audit committee financial expert” as such term is defined in Item 401(h)(2) of Regulation S-K promulgated under the Exchange Act.

What document governs the activities of the Audit Committee?

The Audit Committee acts under a written charter, which sets forth its responsibilities and duties, as well as requirements for the Audit Committee’s composition and meetings. The Audit Committee Charter is available on the Company’s website at www.sino-global.com under Investor Relations.

How does the Audit Committee conduct its meetings?

During fiscal 2012, the Audit Committee met with the senior members of the Company’s financial management team and the Company’s independent registered public accounting firm. The Audit Committee’s agenda was established by the Chairman. At each meeting, the Audit Committee reviewed and discussed various financial and regulatory issues. The Audit Committee also had private, separate sessions from time to time with representatives of Friedman LLP and the Company’s Controller, at which meetings candid discussions of financial management, accounting and internal control issues took place.

21

Does the Audit Committee review the periodic reports and other public financial disclosures of the Company?

The Audit Committee reviews each of the Company’s quarterly and annual reports, including Management’s Discussion of Results of Operations and Financial Condition. As part of this review, the Audit Committee discusses the reports with the Company’s management and considers the audit and review reports prepared by the independent registered public accounting firm about the Company’s quarterly and annual reports, as well as related matters such as the quality (and not just the acceptability) of the Company’s accounting principles, alternative methods of accounting under generally accepted accounting principles and the preferences of the independent registered public accounting firm in this regard, the Company’s critical accounting policies and the clarity and completeness of the Company’s financial and other disclosures.

What is the role of the Audit Committee in connection with the financial statements and controls of the Company?

Management of the Company has primary responsibility for the financial statements and internal control over financial reporting. The independent registered public accounting firm has responsibility for the audit of the Company’s financial statements and internal control over financial reporting. The responsibility of the Audit Committee is to oversee financial and control matters, among other responsibilities fulfilled by the Committee under its charter. The Committee meets regularly with the independent registered public accounting firm, without the presence of management, to ensure candid and constructive discussions about the Company’s compliance with accounting standards and best practices among public companies comparable in size and scope to the Company. The Audit Committee also regularly reviews with its outside advisors material developments in the law and accounting literature that may be pertinent to the Company’s financial reporting practices.

What has the Audit Committee done with regard to the Company’s audited financial statements for fiscal 2012?

The Audit Committee has:

•	reviewed and discussed the audited financial statements with the Company’s management; and

•	discussed with Friedman LLP, independent registered public accounting firm for the Company, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

Has the Audit Committee considered the independence of the Company’s auditors?

The Audit Committee has received from Friedman LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the Audit Committee has discussed with Friedman LLP its independence. The Audit Committee has concluded that Friedman LLP is independent from the Company and its management.

22

Has the Audit Committee made a recommendation regarding the audited financial statements for fiscal 2012?

Based upon its review and the discussions with management and the Company’s independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for the Company be included in the Company’s Annual Report on Form 10-K for fiscal 2012.

Has the Audit Committee reviewed the fees paid to the independent registered public accounting firm during fiscal 2012?

The Audit Committee has reviewed and discussed the fees paid to Friedman LLP during 2012 for audit, audit-related, tax and other services, which are set forth below under “Fees Paid to Independent Registered Public Accounting Firm.” The Audit Committee has determined that the provision of non-audit services is compatible with Friedman LLP’s independence.

Who prepared this report?

This report has been furnished by the members of the Audit Committee as of June 30, 2012.

What is the Company’s policy regarding the retention of the Company’s auditors?

The Audit Committee has adopted a policy regarding the retention of the independent registered public accounting firm that requires pre-approval of all services by the Audit Committee.

Fees Paid to Independent Registered Public Accounting Firm

Audit Fees

During fiscal 2011 and 2012, the Company paid Friedman LLP’s fees in the aggregate amount of $225,000 and $225,000, respectively, for the annual audit of our financial statements and the quarterly reviews of the financial statements included in our Forms 10-Q.

Audit Related Fees

The Company not paid Friedman LLP for audit-related services in fiscal 2011 and 2012.

Tax Fees

The Company has not paid Friedman LLP for tax services in fiscal 2011 and 2012.

All Other Fees

The Company has not paid Friedman LLP for any other services in fiscal 2011 and 2012.

23

Beneficial Ownership Of Common Stock

This table below contains certain information about officers, directors and beneficial owners known to the Company as of February 28, 2013 of more than 5% of the Company’s outstanding shares of common stock.

Name and Address	Title of Class	Amount of Beneficial Ownership		Percentage Ownership
Mr. Cao Lei (1)	common	1,420,040	(2)	48.90%
Mr. Zhang Mingwei (1)	common	90,000	(2)	3.10%
Mr. Wang Jing (1)	common	10,000	(3)	0.34%
Mr. Dennis O. Laing (1)	common	10,000	(3)	0.34%
Dr. Liu Tielang (1)	common	0	(4)	0%
All current executive officers and directors as a group (5 persons)	common	1,530,040		52.69%
Mr. Daniel E. Kern (5)	common	389,100	(6)	13.4%

(1)	The individual’s address is c/o Sino-Global Shipping America, Ltd., 136-56 39th Avenue, Room #305, Flushing, NY 11354.
(2)	Mr. Cao and Mr. Zhang each has received options to purchase 36,000 shares of the Company’s common stock, all of which underlying shares are reflected in this table because they will have vested within 60 days of the date of this proxy.
(3)	Mr. Wang and Mr. Laing each have received options to purchase 10,000 shares of the Company’s common stock, all of which underlying shares are reflected in this table because they will have vested within 60 days of the date of this proxy.
(4)	Mr. Liu has received options to purchase 10,000 shares of the Company’s common stock, of which 0 underlying shares are reflected in this table because all 10,000 options will vest more than 60 days after the date hereof.
(5)	Mr. Kern’s address is 1027 Goldenrod Ave., Corona Del Mar, CA 92625.
(6)	Mr. Kern owns 176,200 shares in his individual name, 187,900 shares in the Daniel E. Kern ROTH IRA, and 25,000 shares through Kern Asset Management. Mr. Kern maintains sole voting and dispositive power as to these shares.

General

Compensation Committee Interlocks and Insider Participation

None of the members of the Board of Directors who served on the Compensation Committee during the fiscal year ended June 30, 2012 were officers or employees of the Company or any of its subsidiaries or had any relationship with the Company requiring disclosure under SEC regulations.

Compliance with Section 16(a) Beneficial Ownership Reporting Requirements

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers and persons who own more than ten percent of a registered class of the Company’s equity securities to file with the Securities and Exchange Commission reports of ownership and changes in beneficial ownership of the Company’s common stock. Directors, executive officers and greater than ten percent shareholders are required to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of these reports furnished to the Company or written representations that no other reports were required, we believe that all reports were timely made.

24

Availability of Form 10-K and Annual Report to Shareholders

Rules promulgated by the SEC require us to provide an Annual Report to Shareholders who receive this Proxy Statement. We will also provide copies of the Annual Report to brokers, dealers, banks, voting trustees and their nominees for the benefit of their beneficial owners of record. Additional copies of the Annual Report on Form 10-K for the fiscal year ended June 30, 2012 (without exhibits or documents incorporated by reference), are available without charge to shareholders upon written request to Secretary, Sino-Global Shipping America, Ltd., 136-56 39th Avenue, Room #305, Flushing, New York 11354, by calling (718) 888-1814 or via the Internet at www.sino-global.com.

Shareholder Proposals

To be considered for inclusion in next year’s Proxy Statement or considered at next year’s annual meeting but not included in the Proxy Statement, shareholder proposals must be submitted in writing by December 1, 2013. All written proposals should be submitted to: Secretary, Sino-Global Shipping America, Ltd., 136-56 39th Avenue, Room #305, Flushing, New York 11354.

Other Proposed Actions

If any other items or matters properly come before the meeting, the proxies received will be voted on those items or matters in accordance with the discretion of the proxy holders.

Solicitation by Board; Expenses of Solicitation

Our Board of Directors has sent you this Proxy Statement. Our directors, officers and associates may solicit proxies by telephone or in person. We will also reimburse the expenses of brokers, nominees and fiduciaries that send proxies and proxy materials to our shareholders.

25

Exhibit A

SHARE PURCHASE AGREEMENT

THIS SHARE PURCHASE AGREEMENT (the “Agreement”) is dated as of March 5, 2013, by and among Sino-Global Shipping America, Ltd., a Virginia corporation, (the “Company”), and the investors listed on the Schedule of Buyers attached hereto (individually, a “Buyer” and collectively, the “Buyers”).

WHEREAS:

A.           The Company and each Buyer is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act.

B.           Each Buyer wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, that number of shares (the “Shares”) of common stock of the Company, without par value per share (the “Common Stock”), set forth opposite such Buyer’s name in the Schedule of Buyers.

C.           In order to induce the Company to sell the Shares to the Buyers under the terms set forth herein, the Buyers have committed to direct certain business opportunities to the Company to perform, as described in greater detail herein.

D.           The Parties intend for all of the promises and obligations discussed herein to be subject to and contingent upon the prior approval of a majority of the shareholders of the Company, as required by NASDAQ Listing Rules, and neither party intends for any issuance to occur unless and until such shareholder approval occurs.

NOW, THEREFORE, the Company and each Buyer hereby agree as follows:

1.           PURCHASE AND SALE OF SHARES.

(a) Sale of Shares. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the Company shall issue and sell to each Buyer, and each Buyer severally, but not jointly, agrees to purchase from the Company on the Closing Date (as defined below), such number of Shares as is set forth opposite such Buyer’s name in the Schedule of Buyers (the “Closing”).

(b) Closing. The date and time of the Closing (the “Closing Date”) shall be 10:00 a.m., Eastern Standard Time, within five (5) days after receipt of Shareholder Approval (as defined in Section 5(c) hereof) (or such other time and date as is mutually agreed to by the Company and each Buyer) and after notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 6 and 7 below at the offices of Kaufman & Canoles, P.C., Two James Center, 14th Floor, 1021 East Cary Street, Richmond, Virginia 23219.

(c) Purchase Price. The aggregate purchase price for the Shares to be purchased by each such Buyer at the Closing (the “Purchase Price”) shall be the amount set forth opposite each Buyer’s name in the Schedule of Buyers.

(d) Form of Payment. Simultaneously with the entry into this Agreement, the Parties have entered into an Escrow Agreement (the “Escrow Agreement”) on the terms set forth in Exhibit A hereto. The Escrow Agreement requires, within fifteen (15) business days after the date of this Agreement, (i) the Buyers to wire payment in full for the Shares to the escrow agent appointed therein and (ii) the Company to deliver an executed irrevocable instruction letter to the escrow agent directing the Company’s transfer agent to issue the Shares to the Buyers upon (and only upon) notice that Shareholder Approval has been received to issue such Shares. On the Closing Date, the escrow agent shall cause (i) each Buyer to pay its Purchase Price to the Company for the Shares to be issued and sold to such Buyer at the Closing, by wire transfer of immediately available funds in accordance with the Company’s written wire instructions and (ii) the Company to instruct its transfer agent to issue to each Buyer the Shares which such Buyer is then purchasing.

2.          COMPANY RIGHT OF FIRST REFUSAL ON SHIPPING AGENCY SERVICES. Beginning on the date of signing this Agreement, any of the Buyers, directly or indirectly, (i) owns any Shares of the Company or holds (or causes any designate to hold) any Officer or Director position with the Company and (ii) controls or shares control of Tianjin Zhiyuan Investment Group Limited, a Chinese company or any of its subsidiaries or affiliates (collectively, “Zhiyuan”):

(a) Such Buyer shall cause Zhiyuan to offer the Company the opportunity to provide Agency Services for inbound and outbound Zhiyuan Cargo in the Ports (as all such terms are defined below).

(i)          The term “Agency Services” shall include but not be limited to the following services: Ship management, shipping operation, shipping agency, forwarding and related services.

(ii)         The term “Zhiyuan Cargo” shall include both commercial ships of all kinds owned by Zhiyuan and bulk and other cargo to be delivered to or from Zhiyuan, regardless of the owner of the ship.

(iii)        The term “Ports” shall mean any commercial port in any country for which the Company, directly or in cooperation with business partners, provides Agency Services. By way of example and not limitation, the Company has Ports at all commercial ports in the People’s Republic of China and in Australia, India, the United States, South Africa, Canada and Brazil and anticipates that this list will expand over time.

(b) In the absence of any agreement to the contrary, the Agency Services provided under this Section 2 will be provided at the Company’s ordinary pricing rates and terms.

(c) The waiver by the Company of its right of first refusal to provide Agency Services in any response to any offer from Zhiyuan shall apply only to that offer and shall not constitute a general waiver of the Company’s right of first refusal.

2

3.           BUYER’S REPRESENTATIONS AND WARRANTIES. Each Buyer, severally and not jointly, represents and warrants to the Company with respect to only itself that:

(a)          No Sale or Distribution. Such Buyer is acquiring the Shares for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act. Such Buyer is acquiring the Shares hereunder in the ordinary course of its business. Such Buyer does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Shares.

(b)          Accredited Investor Status. Such Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.

(c)          Reliance on Exemptions. Such Buyer understands that the Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Shares.

(d)          Information. Such Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Shares that have been reasonably requested by such Buyer. Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer’s right to rely on the Company’s representations and warranties contained herein. Such Buyer understands that its investment in the Shares involves a high degree of risk and is able to afford a complete loss of such investment. Such Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Shares.

(e)          No Governmental Review. Such Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares or the fairness or suitability of the investment in the Shares nor have such authorities passed upon or endorsed the merits of the offering of the Shares.

(f)          Transfer or Resale. Such Buyer understands that (i) the Shares have not been and are not being registered under the 1933 Act, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder or (B) such Buyer shall have delivered to the Company an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such Shares to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration; and (ii) neither the Company nor any other Person is under any obligation to register the Shares under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

3

(g)          Legends. Such Buyer understands that the stock certificates, unless and until registered, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE GOVEREND BY THAT CERTAIN SHARE PURCHASE AGREEMENT DATED MARCH 5, 2013 (THE “PURCHASE AGREEMENT”) AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED (A) IN COMPLIANCE WITH THE TERMS OF THE PURCHASE AGREEMENT, INCLUDING IN PARTICULAR THE RESTRICTION AGAINST SALE FOR A PERIOD OF ONE (1) YEAR AFTER RECEIPT OF THE SECURITIES AND (B) EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS.”

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Shares upon which it is stamped, if, unless otherwise required by state securities laws, (i) such Shares are registered for resale under the 1933 Actor (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with a legal opinion reasonably acceptable to the Company, to the effect that such sale, assignment or transfer of the Shares may be made without registration under the applicable requirements of the 1933 Act.

(h)          Validity; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of such Buyer and shall constitute the legal, valid and binding obligations of such Buyer enforceable against such Buyer in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(i)          No Conflicts. The execution, delivery and performance by such Buyer of this Agreement and the consummation by such Buyer of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of such Buyer or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, judgmentor decree (including federal and state securities laws) applicable to such Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Buyer to perform its obligations hereunder.

4

(j)          Residency. Such Buyer is a resident of that jurisdiction specified below its address on the Schedule of Buyers.

(k)          Certain Trading Activities. Other than with respect to the transactions contemplated herein, since the time that such Buyer was first contacted by the Company or any other Person regarding the investment in the Company set forth herein, neither the Buyer nor any Affiliate of such Buyer which (x) had knowledge of the transactions contemplated hereby, (y) has or shares discretion relating to such Buyer’s investments or trading or information concerning such Buyer’s investments and (z) is subject to such Buyer’s review or input concerning such Affiliate’s investments or trading (collectively, “Trading Affiliates”) has directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Buyer or Trading Affiliate, (i) effected or agreed to effect any purchase or sale of the Shares, (ii) taken, directly or indirectly, any action designed to cause or to result, or that could reasonably be expected to cause or result, in the stabilization or manipulation of the price of any security of the Company, or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase or sell any securities of the Company.

(l)          No Consideration. Such Buyer has not paid any consideration, directly or indirectly, to any officer, director or employee of the Company or any Subsidiary.

4.           REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to each of the Buyers that:

(a)          Organization and Qualification. The Company and its “Subsidiaries” (which for purposes of this Agreement includes any joint venture or any entity in which the Company, directly or indirectly, owns any of the capital stock or holds an equity, contractual or other interest) are entities duly organized and validly existing and, to the extent legally applicable, in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authorization to own their properties and to carry on their business as now being conducted. Each of the Company and its Subsidiaries is duly qualified as a foreign entity to do business and, to the extent legally applicable, is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect. As used in this Agreement, “Material Adverse Effect” means any material adverse effect on the business, properties, assets, operations, results of operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries, individually or taken as a whole, or on the transactions contemplated hereby or by the agreements and instruments to be entered into in connection herewith, or on the authority or ability of the Company to perform its obligations under this Agreement.

5

(b)          Authorization; Enforcement; Validity. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement and to issue the Shares in accordance with the terms hereof. The execution and delivery of the Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including, without limitation, the reservation for issuance and the issuance of the Shares have been duly authorized by the Company’s Board of Directors and no further filing, consent, or authorization is required by the Company, its Board of Directors or its shareholders other than the Shareholder Approval (as defined in Section 5(c)). This Agreement has been duly executed and delivered by the Company, and constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(c)          No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) result in a violation of the Company’s Articles of Incorporation or Bylaws (the “Organizational Documents”) or any certificate of designations or other constituent documents of the Company or any of its Subsidiaries, any capital stock of the Company or any similar governing documents of its Subsidiaries or (ii) unless such conflict or default could not reasonably be expected to result in a Material Adverse Effect, conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including foreign, federal and state securities laws and regulations and the rules and regulations of The NASDAQ Capital Market (the “Principal Market”) and applicable laws of the People’s Republic of China (“China”)) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected.

(d)          Consents. Neither the Company nor any of its Subsidiaries is required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement in accordance with the terms hereof, except for the following consents, authorizations, orders, filings and registrations (none of which is required to be filed or obtained before the Closing): (i) the filing with the SEC of one or more proxy statements to seek Shareholder Approval of the issuance of the Shares to the Buyers, (ii) the filing of such forms with the Principal Market as may be required to be filed reflecting the issuance of the Shares to the Buyers, which shall be done pursuant to the rules of the Principal Market, (iii) the filing with the SEC of Form D, and (v) the Shareholder Approval. The Company and its Subsidiaries are unaware of any facts or circumstances that might prevent the Company from obtaining any of the application or filings pursuant to the preceding sentence.

(e)          Acknowledgment Regarding Buyer’s Purchase of Shares. The Company acknowledges and agrees that each Buyer is acting solely in the capacity of an arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby and that no Buyer is (i) an officer or director of the Company, (ii) an “affiliate” of the Company or any of its Subsidiaries (as defined in Rule 144) or (iii) to the knowledge of the Company, a “beneficial owner” of more than 10% of the Ordinary Shares (as defined for purposes of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “1934 Act”)).

6

(f)          No General Solicitation. Neither the Company, nor any of its Subsidiaries or affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Shares.

(g)          No Integrated Offering. None of the Company, its Subsidiaries, any of their affiliates, and any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Shares under the 1933 Act or cause this offering of the Shares to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated.None of the Company, its Subsidiaries, their affiliates and any Person acting on their behalf will take any action or steps referred to in the preceding sentence that would require registration of any of the Shares under the 1933 Act or cause the offering of the Shares to be integrated with other offerings.

(h)          Equity Capitalization. As of the date hereof, the authorized capital stock of the Company consists of 10,000,000 Shares, of which as of the date hereof, 2,903,841 are issued and outstanding, 7,096,159 shares are reserved for issuance pursuant to the Company’s stock option and purchase plans and no shares are reserved for issuance pursuant to securities exercisable or exchangeable for, or convertible into, Shares. All of such outstanding shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable. The Company has furnished to the Buyers true, correct and complete copies of the Company’s Organizational Documents, as amended and as in effect on the date hereof, and the terms of all securities convertible into, or exercisable or exchangeable for, Shares and the material rights of the holders thereof in respect thereto.

(i)          Manipulation of Price. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result, or that could reasonably be expected to cause or result, in the stabilization or manipulation of the price of any security of the Company, (ii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

(j)          No Consideration. The Company is not aware of any consideration being paid by any Buyer, directly or indirectly, to any officer, director or employee of the Company or any Subsidiary.

5.           COVENANTS.

(a)          Best Efforts. Each party shall use its best efforts to timely satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

7

(b)          Form D. The Company agrees to timely file a Form D with respect to the Shares as required under Regulation D. The Company shall, also take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Shares for sale to the Buyers at the Closing pursuant to this Agreement under applicable securities laws of the United States (or to obtain an exemption from such qualification). The Company shall make all filings and reports relating to the offer and sale of the Shares required under applicable securities laws of the United States following the Closing Date.

(c)          Shareholder Approval. The Company shall provide each shareholder entitled to vote at a special or annual meeting of shareholders of the Company (the “Shareholder Meeting”), a proxy statement, containing a shareholder vote solicitation section, soliciting each such shareholder’s affirmative vote at the Shareholder Meeting for approval of resolutions (the “Resolutions”) providing for the issuance of all of the Shares as described in this Agreement in accordance with applicable law and the rules and regulations of the Principal Market or if not required by the Principal Market, in accordance with NASDAQ Marketplace Rule 4350(i) (such affirmative approval being referred to herein as the “Shareholder Approval” and the date such approval is obtained, the “Shareholder Approval Date”), and the Company shall use its reasonable best efforts to solicit its shareholders’ approval of the Resolutions and to cause the Board of Directors of the Company to recommend to the shareholders that they approve the Resolutions.

(d)          Limitation on Trading. Each Buyer agrees for itself and its Trading Affiliates that neither it nor its Trading Affiliates will conduct any activities in the Trading Market with respect to the Shares, including purchases, sales, or the securing of shares to borrow, for a period commencing on the Closing Date and ending at the close of trading on the Trading Market on the one (1) year anniversary of the Closing Date (or the next Trading Day, if such date is not a Trading Day).

6.           CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

The obligation of the Company hereunder to issue and sell the Shares to each Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

(i)          Such Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

(ii)         Such Buyer and each other Buyer shall have delivered to the Company the Purchase Price for the Shares being purchased by such Buyer at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

(iii)        The representations and warranties of such Buyer shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specified date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.

8

(iv)         The shareholders of the company shall have consented to the issuance of the Shares to the Buyers at the Shareholder Meeting described above in Section 4(c) hereof.

7.           CONDITIONS TO EACH BUYER’S OBLIGATION TO PURCHASE.

The obligation of each Buyer hereunder to purchase the Shares at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer’s sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

(i)          The shareholders of the company shall have consented to the issuance of the Shares to the Buyers at the Shareholder Meeting described above in Section 4(c) hereof.

(ii)        The representations and warranties of the Company shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specified date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreementto be performed, satisfied or complied with by the Company at or prior to the Closing Date.

(iii)         The Shares (i) shall be designated for quotation or listed on the Principal Market and (ii) shall not have been suspended, as of the Closing Date, by the SEC or the Principal Market from trading on the Principal Market.

(iv)          The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Shares.

9

8.           MISCELLANEOUS.

(a)          Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the Commonwealth of Virginia, without giving effect to any choice of law or conflict of law provision or rule (whether of the Commonwealth of Virginia or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the Commonwealth of Virginia. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of Richmond, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.

(b)          Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

(c)          Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(d)          Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

(e)          Entire Agreement; Amendments. This Agreement and the other Transaction Documents supersede all other prior oral or written agreements between the Buyers, the Company, their affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement contain the entire understanding of the parties with respect to the matters covered herein and, except as specifically set forth herein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the parties hereto. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

(f)          Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same.The addresses and facsimile numbers for such communications shall be:

10

If to the Company:

Sino-Global Shipping America, Ltd.
136-56 39th Avenue, Room #305
Flushing, New York 11354

Telephone:	(718) 888-1814
Facsimile:	(718) 888-1148
Attention:	Cao Lei, President

Copy (for informational purposes only) to:

Kaufman & Canoles, P.C.

Two James Center, 14th Floor

1021 East Cary Street

Richmond, Virginia 23219

Telephone:	(804) 771-5700
Facsimile:	(804) 771-5777
Attention:	Anthony W. Basch, Esq.

If to a Buyer, to its address and facsimile number set forth on the Schedule of Buyers, with copies to such Buyer’s representatives as set forth on the Schedule of Buyers, or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

Any document shall be deemed to have been duly served if marked for the attention of the agent for service of process at its address (as set forth in Section 9(a)) or such other address in the United States as may be notified to the party wishing to serve the document and delivered in accordance with the notice provisions set forth in this Section 9(f).

(g)          Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

(h)          No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(i)          Survival. The representations and warranties of the Company and the Buyers contained in Sections 3 and 4 and the agreements and covenants set forth in Sections 5, 6 and 7 shall survive for one (1) year following the Closing and the delivery and exercise of Shares, as applicable. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

(j)          Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

11

(k)          No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

[Signature Pages Follow]

12

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Share Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

Sino-Global Shipping America, Ltd.

By:	/s/ Cao Lei

Name:	Cao Lei
Its:	President and Chief Executive Office

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Share Purchase Agreement to be duly executed as of the date first written above.

BUYERS:

By:	/s/ Zhang Zhong

Name:	Zhang Zhong

SCHEDULE OF BUYERS

Buyer	Address and Facsimile Number	Number of Shares of Common Stock	Purchase Price

Zhang Zhong	Unit 26C, Silvercorp International Tower, 713 Nathan Road, Kowloon, Hong Kong; Tel (852) 36980839, Fax (852) 35292470	1,800,000	$1.71

EXHIBITS

Exhibit A	Form of Escrow Agreement (Exhibit B to Proxy Statement)

Exhibit B

ESCROW AGREEMENT

This Escrow Agreement is made and entered into as of the March 5, 2013, by and among Sino-Global Shipping America, Ltd., a Virginia company (the “Company”), Zhang Zhong (the “Buyer”) and SunTrust Bank (the “Escrow Agent”).

RECITALS:

A. The Company proposes to sell 1,800,000 shares of the common stock of the Company (the “Shares”) of the Company at a price of $1.71 per share to the Buyer (such transaction, the “Sale”), all as described in that certain Share Purchase Agreement dated as of the date hereof (the “Purchase Agreement”).

B. The Company wishes to ensure that the Buyer has deposited sufficient funds to pay for the Shares upon completion of the Sale and to provide the Company’s shareholders comfort that such funds will be received promptly after receipt of shareholder approval to issue such shares (as described in the Purchase Agreement, the “Shareholder Approval”).

C. The Buyer wishes to ensure that the Company has irrevocably bound itself to deliver the Shares promptly upon receipt of the Shareholder Approval.

D. The Escrow Agent is willing to hold (a) the purchase price for the Shares in this Sale to be delivered to the Company upon receipt of Shareholder Approval and (b) an irrevocable instruction letter to issue the Shares upon receipt of Shareholder Approval, both in escrow pursuant to this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained in this Agreement, it is hereby agreed as follows:

1. Establishment of the Escrow Agent. Contemporaneously herewith, the parties have established a escrow account with the Escrow Agent, which escrow account is entitled “Sino-Global Shipping America, Ltd. 2013 Share Sale Escrow Account” (the “Escrow Account”). The Buyer will transfer funds directly to the Escrow Agent. The Company will deliver an undated, fully executed transfer agent instruction letter directing such transfer agent to issue and deliver the Shares to the Buyer upon receipt of such letter.

2. Escrow Period. The escrow period (the “Escrow Period”) shall begin with the execution of this Agreement and receipt of the payment for the Shares and the transfer agent instruction letter and shall terminate upon the earliest to occur of the following dates:

(a) the date on which the Company files with the Securities and Exchange Commission a current report on Form 8-K or otherwise notifies the Escrow Agent that Shareholder Approval has been obtained to issue the Shares to the Buyers;

(b) May 25, 2013; or

(c) the date on which the Buyer and the Company notify the Escrow Agent in writing that the Sale has been terminated.

During the Escrow Period, the Company is aware and understands that it is not entitled to any funds received into escrow and no amounts deposited in the Escrow Account shall become the property of the Company or any other entity, or be subject to the debts of the Company or any other entity.

3. Deposits into the Escrow Account. The Buyer agree that they shall deliver to the Escrow Agent for deposit in the Escrow Account all monies required to purchase the Shares. The Escrow Agent agrees to hold all monies so deposited in the Escrow Account (the “Escrow Amount”) for the benefit of the parties hereto until authorized to disburse such monies under the terms of this Agreement.

4. Disbursements from the Escrow Account. In the event the Buyer and the Company jointly notify the Escrow Agent in writing that the Sale has been terminated, the Escrow Agent shall promptly refund to each Buyer the amount received from the Buyer, without deduction, penalty, or expense to the Buyer, and the Escrow Agent shall notify the Company and the Buyer of its distribution of the funds. The purchase money returned to each Buyer shall be free and clear of any and all claims of the Company or any of its creditors.

5. Investment of Escrow Account. The Escrow Agent shall deposit funds received from the Buyer in the Escrow Account, which shall, unless otherwise jointly instructed by the Buyer and the Company, invested in the SunTrust Non-Interest Deposit Option.

6. Closing Date. The “Closing” shall be the date of closing of the Sale, and the “Closing Date” shall be as soon as practicable after the date on which the Company files with the Securities and Exchange Commission a current report on Form 8-K or otherwise notifies the Escrow Agent that Shareholder Approval has been obtained to issue the Shares to the Buyers.

7. Compensation of Escrow Agent. The Company shall pay the Escrow Agent a fee for its services hereunder in an amount equal to Three Thousand Dollars ($3,000), which amount shall be paid on the Closing Date. In the event the Sale is canceled for any reason, the Company shall pay the Escrow Agent its fee within ten (10) days after the Escrow Amount is refunded to the Buyer. No such fee or any other monies whatsoever shall be paid out of or chargeable to the funds on deposit in the Escrow Account.

8. Disbursement into Court. If, at any time, there shall exist any dispute between the Company and the Buyer with respect to the holding or disposition of any portion of the Escrow Amount or any other obligations of the Escrow Agent hereunder, or if at any time the Escrow Agent is unable to determine, to the Escrow Agent’s sole satisfaction, the proper disposition of any portion of the Escrow Amount or the Escrow Agent’s proper actions with respect to its obligations hereunder, or if the Company and the Buyers have not within 30 days of the furnishing by the Escrow Agent of a notice of resignation appointed a successor Escrow Agent to act hereunder, then the Escrow Agent may, in its sole discretion, take either or both of the following actions:

(a) suspend the performance of any of its obligations under this Escrow Agreement until such dispute or uncertainty shall be resolved to the sole satisfaction of the Escrow Agent or until a successor Escrow Agent shall have been appointed (as the case may be); provided however, that the Escrow Agent shall continue to hold the Escrow Amount in accordance with Section 5 hereof; and/or

(b) petition (by means of an interpleader action or any other appropriate method) any court of competent jurisdiction in Richmond, Virginia, for instructions with respect to such dispute or uncertainty, and pay into court all funds held by it in the Escrow Account for holding and disposition in accordance with the instructions of such court.

The Escrow Agent shall have no liability to the Company, the Buyers or any other person with respect to any such suspension of performance or disbursement into court, specifically including any liability or claimed liability that may arise, or be alleged to have arisen, out of or as a result of any delay in the disbursement of funds held in the Escrow Account or any delay in or with respect to any other action required or requested of the Escrow Agent.

9. Duties and Rights of the Escrow Agent. The foregoing agreements and obligations of the Escrow Agent are subject to the following provisions:

(a) The Escrow Agent’s duties hereunder are limited solely to the safekeeping of the Escrow Account in accordance with the terms of this Agreement. It is agreed that the duties of the Escrow Agent are only such as herein specifically provided, being purely of a ministerial nature, and the Escrow Agent shall incur no liability whatsoever except for negligence, willful misconduct or bad faith.

2

(b) The Escrow Agent is authorized to rely on any document believed by the Escrow Agent to be authentic in making any delivery of the Escrow Account or the certificates representing the Shares. It shall have no responsibility for the genuineness or the validity of any document or any other item deposited with it and it shall be fully protected in acting in accordance with this Agreement or instructions received.

(c) The Company and the Buyer hereby waive any suit, claim, demand or cause of action of any kind which they may have or may assert against the Escrow Agent arising out of or relating to the execution or performance by the Escrow Agent of this Agreement, unless such suit, claim, demand or cause of action is based upon the gross negligence, willful misconduct, or bad faith of the Escrow Agent. The Company and the Buyer jointly and severally agree to indemnify and hold harmless the Escrow Agent and each of the Escrow Agent’s officers, directors, agents and employees (the “Indemnified Parties”) from and against any and all losses, liabilities, claims, damages, expenses and costs (including attorneys’ fees) of every nature whatsoever which any such Indemnified Party may incur and which arise directly or indirectly from this Agreement or which arise directly or indirectly by virtue of the Escrow Agent’s undertaking to serve as Escrow Agent hereunder; provided, however, that no Indemnified Party shall be entitled to indemnity in case of such Indemnified Party’s gross negligence or willful misconduct. The provisions of this section shall survive the termination of this Agreement and any resignation or removal of the Escrow Agent.

10. Notices. It if further agreed as follows:

(a) All notices given hereunder will be in writing, served by registered or certified mail, return receipt requested, postage prepaid, or by hand-delivery, to the parties at the following addresses:

to the Company:

Sino-Global Shipping America, Ltd.

136-56 39th Avenue, Room #305

Flushing, New York 11354

Attention: Cao Lei, Chief Executive Officer

with copy to:

Kaufman & Canoles, P.C.

Two James Center

1021 East Cary Street, 14th Floor

Richmond, Virginia 23219

Attention: Anthony W. Basch, Esq.

to the Buyers:

Mr. Zhang Zhong

Unit 26C, Silvercorp International Tower,

713 Nathan Road, Kowloon, Hong Kong;

Tel (852) 36980839, Fax (852) 35292470

to the Escrow Agent:

SunTrust Bank

919 East Main Street

7th Floor

Richmond, Virginia 23219

Attention: Matthew Ward

3

11. Miscellaneous.

(a) This Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns.

(b) If any provision of this Agreement shall be held invalid by any court of competent jurisdiction, such holding shall not invalidate any other provision hereof.

(c) This Agreement shall be governed by the applicable laws of the Commonwealth of Virginia.

(d) This Agreement may not be modified except in writing signed by the parties hereto.

(e) All demands, notices, approvals, consents, requests and other communications hereunder shall be given in the manner provided in this Agreement.

(f) This Agreement may be executed in one or more counterparts, and if executed in more than one counterpart, the executed counterparts shall together constitute a single instrument.

4

[Sino-Global Shipping America, Ltd. – 2013 Share Sale Escrow Agreement Execution Page]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their respective names, all as of the date first above written.

Buyer

/s/ Zhang Zhong
Name:	Zhang Zhong

Sino-Global Shipping America, Ltd.

By:	/s/ Cao Lei
Name:	Cao Lei
Title:	Chief Executive Officer

SUNTRUST BANK

By:	/s/ Matthew Ward
Name:	Matthew Ward
Title:	Vice President

5

Sino-Global Shipping America, Ltd.

C123456789

IMPORTANT ANNUAL MEETING INFORMATION 000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

17,

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Eastern Time, on April 17, 2013.

Vote by Internet

- Go to **www.investorvote.com/SINO**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposals 2, 3 and 4 and 6, and FOR "Every One Year" on Proposal 5.

+

	For	Withhold		For	Withhold
01 - Wang Jing	☐	☐	02 - Zhang Mingwei	☐	☐

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

C 1234567890 J N T

1 U P X 1 5 7 8 4 9 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

+

01M2IB

Sino-Global Shipping America, Ltd.

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposals 2, 3 and 4 and 6, and FOR "Every One Year" on Proposal 5.

+

	For	Withhold		For	Withhold
01 - Wang Jing	☐	☐	02 - Zhang Mingwei	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 1 5 7 8 4 9 2 +

01M2JB